UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
December 22, 2008
Date of Report (Date of earliest event reported)
NATIONAL OILWELL VARCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7909 Parkwood Circle Drive
Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713-346-7500
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On December 22, 2008, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of National Oilwell Varco, Inc. (the “Company”) approved amendments to the employment agreements for the following executive officers of the Company: Merrill A. Miller, Jr., Clay C. Williams, Mark A. Reese and Dwight W. Rettig (collectively, the “Employment Agreement Amendments”). The Employment Agreement Amendments were entered into by the Company to conform the Company’s employment agreements with its executive officers with Section 409A of the Internal Revenue Code, and to incorporate certain other changes to make the agreements more consistent among the Company’s executive officers.
On December 22, 2008, the Compensation Committee also approved an employment agreement for Robert W. Blanchard (“Employment Agreement”). The Employment Agreement contains terms similar to the Company’s other executive officers’ employment agreements (as amended) and is compliant with Section 409A of the Internal Revenue Code.
The foregoing description of the Employment Agreement Amendments is qualified in its entirety by reference to the full text of each of the Employment Agreement Amendments, which are attached to this Current Report as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.
The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is attached to this Current Report as Exhibit 10.5 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
10.1	First Amendment to Employment Agreement between Merrill A. Miller, Jr. and National Oilwell Varco

10.2	Second Amendment to Executive Agreement of Clay C. Williams and National Oilwell Varco

10.3	First Amendment to Employment Agreement between Mark A. Reese and National Oilwell Varco

10.4	First Amendment to Employment Agreement between Dwight W. Rettig and National Oilwell Varco

10.5	Employment Agreement between Robert W. Blanchard and National Oilwell Varco

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2008	NATIONAL OILWELL VARCO, INC.
	By:	/s/ Clay C. Williams
Clay C. Williams
Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No	Description

10.1	First Amendment to Employment Agreement between Merrill A. Miller, Jr. and National Oilwell Varco

10.2	Second Amendment to Executive Agreement of Clay C. Williams and National Oilwell Varco

10.3	First Amendment to Employment Agreement between Mark A. Reese and National Oilwell Varco

10.4	First Amendment to Employment Agreement between Dwight W. Rettig and National Oilwell Varco

10.5	Employment Agreement between Robert W. Blanchard and National Oilwell Varco

4